Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,702,304.50
Previously Paid Amount	0.00
Total Fee Amount	7,554.39
Total Offset Amount	0.00
Net Fee	$ 7,554.39